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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Vice President, Finance and Chief Financial Officer of WCI Steel, Inc. (the "Company") hereby certifies that the Report on Form 10-Q of the Company for the three months ended April 30, 2003, accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date: May 28, 2003

                                              /s/ JOHN P. JACUNSKI
                                              --------------------
                                              Name: John P. Jacunski
                                              Title: Vice President, Finance and
                                                     Chief Financial Officer